EXHIBIT 23.2

                         CONSENT OF ARTHUR ANDERSEN LLP

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

As independent certified public accountants, we hereby consent to the incorporation by reference in this Amendment No. 1 to the Form S-3 registration statement of our report dated March 20, 1998 included in Big Entertainment, Inc.'s Form 10-KSB for the year ended December 31, 1997, and to all references to our Firm included in this registration statement.


/s/ ARTHUR ANDERSEN LLP
-----------------------
ARTHUR ANDERSEN LLP


Miami, Florida,
August 6, 1998